UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

U. S. Precious Metals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Celebration Boulevard, Suite A - Fl.	33547
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-9689

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

Effective November 6, 2007, the Board of Directors of Us Precious Metals, Inc. a Delaware Corporation ("USPM"), appointed Mr. Jerry Pane as a member of its Board of Directors.

For the last six years, Mr. Pane has been a Partner in Madison Trading, LLC.

There are no family relationships between Mr. Pane and any other executive officers or directors of UPSM. There have been no transactions during USPM’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPM was or is to be a party, in which the amount involved exceeds $60,000, and in which Mr. Pane had or will have a direct material interest.

Item 8.01 - Other Events (Issuances of Press Release)

A press release regarding the above was issued on November 6, 2007, and is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Press Release dated Tuesday, November 06, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Precious Metals Inc.

Date: November 9, 2007	By: /s/ Peter Toscano
Peter Toscano
Chief Executive Officer